EXHIBIT 3.1

                                                        [GRAPHIC - STAMP]



                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE



TYPE OR PRINT CLEARLY IN BLACK INK
------------------------------------


1.   The name of the proposed corporation is First Reliance Bancshares, Inc.
                                             --------------------------------

2.   The initial registered office of the corporation is 217 W. Palmetto St.
                                                      -----------------------

     Florence           Florence                 SC                     29501
     ---------------------------------------------------------------------------
     City               County                   State                 Zip Code


and the initial registered agent at such address is  F.R. Saunders, Jr.
                                                    ----------------------------
                                                        Print Name


  I hereby consent to the appointment as registered agent of the corporation:

                                /s/
                              -------------------
                                Agent's Signature


3. The corporation is authorized to issue shares of stock as follows. Complete "a" or "b", whichever is applicable:



     a    [X] The corporation is authorized to issue a single class of shares, the total number of shares authorized is 5,000,000.
                                                     -------------

     b    [_] The corporation is authorized to issue more that one class of shares:

           Class of Shares                 Authorized No. of Each Class

        ---------------------                 ----------------------

        ---------------------                 ----------------------

        ---------------------                 ----------------------


The relative right, preference, and limitations of the shares of each class, and of each series within a class, are as follows:

                                 Not Applicable

4. The existence of the corporation shall begin as of the filing date with the Secretary of State unless a delayed date is indicated (See Section 33-1-230(b) of the 1976 South Carolina Code of Laws, as amended)
     __________________________________________________________________


                                                               [GRAPHIC - STAMP]

                                                 First Reliance Bancshares, Inc.
                                               ---------------------------------
                                                       Name of Corporation



5. The optional provisions, which the corporation elects to include in the articles of incorporation, are as follows (See the applicable provisions of Sections 33-2-102, 35-2-105, and 35-2-221 of the 1976 South Carolina Code of Laws, as amended).

6. The name, address, and signature of each incorporator is as follows (only one is require F. R. Saunders. Jr.

     a.                       F.R. Saunders, Jr.
           -------------------------------------------------------
           Name

                 2170 W. Palmetto St., Florence, SC 29501
           -------------------------------------------------------
           Address

                      /s/
           -------------------------------------------------------
           Signature

           -------------------------------------------------------

     b.
           -------------------------------------------------------
           Name


           -------------------------------------------------------
           Address


           -------------------------------------------------------
           Signature

           -------------------------------------------------------

     c.
           -------------------------------------------------------
           Name


           -------------------------------------------------------
           Address


           -------------------------------------------------------
           Signature

           -------------------------------------------------------




7. I, M. Craig Garner. Jr., an attorney licensed to practice in the state of South Carolina, certify that the corporation, to whose articles of incorporation this certificate is attached, has complied with the requirements of Chapter 2, Title 33 of the 1976 South Carolina Code of Laws, as amended, relating to the articles of incorporation


Date: April 12, 2001                               /s/ M. Craig Garner, Jr.
      --------------                            --------------------------------
                                                Signature

                                                       M. Craig Garner, Jr.
                                                --------------------------------
                                                Type or Print Name

                                                        P.0. Box 11390
                                                --------------------------------
                                                Address

                                                      Columbia, SC 29211
                                                --------------------------------

                                                        (803) 799-9800
                                                --------------------------------
                                                Telephone Number

                                                 First Reliance Bancshares, Inc.
                                                 -------------------------------
                                                        Name of Corporation


                               FILING INSTRUCTIONS
                               -------------------


1. Two copies of this form, the original and either a duplicate original or a conformed copy, must be filed.

2. If the space in this form is insufficient, please attach additional sheets containing a reference to the appropriate paragraph in this form.

3.   Enclose the fee of $135.00 payable to the Secretary of State.

4.   THIS FORM MUST BE ACCOMPANIED BY THE FIRST REPORT TO CORPORATIONS (SEE
     SECTION 12-19-20 OF THE 1976 SOUTH CAROLINA CODE OF LAWS, AS AMENDED).

Return to:         Secretary of State
                   PO Box 11350
                   Columbia, SC 29211



                                  SPECIAL NOTE
                                  ------------

THE FILING OF THIS DOCUMENT DOES NOT, IN AND OF ITSELF, PROVIDE AN EXCLUSIVE RIGHT TO USE THIS CORPORATE NAME ON OR IN CONNECTION WITH ANY PRODUCT OR SERVICE. USE OF A NAME AS A TRADEMARK OF SERVICE MARK WILL REQUIRE FURTHER CLEARANCE AND REGISTRATION AND BE AFFECTED BY PRIOR USE OF THE MARK. FOR MORE INFORMATION, CONTACT THE TRADEMARKS DIVISION OF THE SECRETARY OF STATE'S OFFICE AT (803) 734-1728.





                                                FORM REVISED BY SOUTH CAROLINA
                                                SECRETARY OF STATE, JANUARY 2000
DOM-ARTICLES OF INCORPORATION

                                    EXHIBIT A
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                               FIRST RELIANCE BANK

1. The optional provisions which the corporation elects to include in the articles of incorporation are as follows (see s.33-2-102 and the applicable comments thereto; and ss.35-2-105 and 35-2-221 of the 1976
     Code):

         (a)      Purpose
                  -------

                           The purpose of the corporation is to own capital
                  stock in First Reliance Bank and any other banks and financial institutions that it may hereafter acquire, in whole or in part; to perform such services as may be permitted to be performed by a bank holding company; to buy, sell, lease and operate real and personal property; and to do all other acts permitted by law.

         (b)      No Preemptive Rights
                  --------------------

                           The corporation elects not to have preemptive rights;
                  therefore, no shareholder shall have any preemptive right to purchase unissued shares of the corporation.

         (c)      No Cumulative Voting Rights
                  ---------------------------

                           The corporation elects not to have cumulative voting;
                  therefore, no shares of the corporation may be voted cumulatively in the election of directors of the corporation or for any other decision.

         (d)      Limitation on Liability of Directors
                  ------------------------------------

                           Effective as of the earliest date on which such
                  limitation of liability is allowed under South Carolina law, and to the extent permitted by applicable state and federal laws and regulations, no director of the corporation shall be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director; provided, however, that the foregoing shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve gross negligence, intentional misconduct or a knowing violation of law, (iii) imposed for unlawful distributions as set forth in Section 33-8-330 of the South Carolina Business Corporation Act of 1988, as it may be amended from time to time, or any successor thereto, or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of the foregoing protection by the shareholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

(e)      Staggered Board of Directors
         ----------------------------

                  When the number of directors constituting the corporation's board of directors shall be fixed at six or more members, in lieu of electing the whole number of directors annually, the directors shall be divided into three classes, each class to be as nearly equal in number as possible. The term of office of initial directors of the first class shall expire at the first annual meeting of shareholders after their election, that of the second class shall expire at the second annual meeting after their election and that of the third class shall expire at the third annual meeting after their election. At each annual meeting after such classification, the number of directors equal to the number of the class whose term expires at the time of such meeting shall be elected to hold office until the third succeeding annual meeting. In the event of any increase in the number of directors, the newly created directorships resulting from such increase shall be apportioned among the three classes of directors so as to maintain such classes as nearly equal in number as possible.